SUPPLEMENT DATED DECEMBER 2, 2014

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS

CLASS P SHARES DATED AUGUST 1, 2014

This supplement revises the Pacific Life Funds Class P Shares prospectus dated August 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the PL Inflation Managed Fund and PL Small-Cap Value Fund and are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

PL Inflation Managed Fund – Effective December 31, 2014, pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in September 2014, Western Asset Management Company (“Western Asset”) will become another sub-adviser of the Fund and the Fund will change to a co-managed structure, with Western Asset managing one portion of the Fund and the existing sub-adviser to the Fund, Pacific Investment Management Company LLC (“PIMCO”), managing the other portion of the Fund. In order to facilitate the addition of Western Asset as a co-sub-adviser, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Western Asset. PLFA, the investment adviser to the Fund, may begin transitioning prior to December 31, 2014.

In addition, effective December 31, 2014, PLFA agreed to implement an advisory fee waiver of 0.02% through July 31, 2016, as long as Western Asset is a sub-adviser to the Fund.

Accordingly, effective December 31, 2014, the Annual Fund Operating Expenses table and the Examples table in the Fees and Expenses of the Fund subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.64%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.10%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.54%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.02% of its management fee through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with Western Asset Management Company is terminated.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap or the expense cap in place at the time of the reimbursement.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$55	$195	$347	$789

In addition, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“Western Asset”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

PIMCO managed portion: This portion of the Fund may also invest in other investments, including debt securities issued by the U.S. government and its agencies and non-U.S. governments or their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments and forward commitments relating to the previously mentioned securities. This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

When selecting securities, PIMCO:

•	Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 3 years of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

•	Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

A substantial segment of this portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

In addition to the strategies described above, this portion of the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: This portion of the Fund may also invest in debt securities of U.S. and foreign issuers as well as in repurchase agreements.

When selecting investments, Western Asset:

•	Uses fundamental investment techniques to select investments.

•	Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 20% (plus or minus) of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of investments.

Western Asset frequently uses certain types of futures contracts, forwards, swaps and options (i.e., derivatives). Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against currency fluctuations. Interest rate swaps, including interest rate index swaps, are used to adjust interest rate exposures and/or as a substitute for the physical security. Total return swaps are used to receive the return of a reference asset, such as an index.

A segment of this portion of the Fund is also expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

In addition to the strategies described above, this portion of the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks.

Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

In the Management subsection, the “Sub-Adviser” section and table will be deleted and replaced with the following:

Sub-Advisers – Pacific Investment Management Company LLC and Western Asset Management Company. The primary persons responsible for day-to-day management of the Fund are:

Pacific Investment Management Company LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mihir P. Worah, Chief Investment Officer of Real Return and Asset Allocation, Managing Director and Portfolio Manager	Since 2008

Western Asset Management Company

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Paul E. Wynn, Portfolio Manager	Since 2014

PL Small-Cap Value Fund – Effective immediately, the “Portfolio Manager and Primary Title with Sub-Adviser” table in the Management subsection is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Shri Singhvi, Director of Research	Since 2014

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

PL Inflation Managed Fund – Effective December 31, 2014, the disclosure in the Principal Investment Strategies subsection will be deleted and replaced with following:

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“Western Asset”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

PIMCO managed portion: This portion of the Fund may also invest in other investments, including debt securities issued by the U.S. government and its agencies and non-U.S. governments or their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments and forward commitments relating to the previously mentioned securities. This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

When selecting securities, PIMCO:

•	Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 3 years of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

•	Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

A substantial segment of this portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

In addition to the strategies described above, this portion of the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: This portion of the Fund may also invest in debt securities of U.S. and foreign issuers as well as in repurchase agreements.

When selecting investments, Western Asset:

•	Uses fundamental investment techniques to select investments.

•	Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 20% (plus or minus) of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of investments.

Western Asset frequently uses certain types of futures contracts, forwards, swaps and options (i.e., derivatives). Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against currency fluctuations. Interest rate swaps, including interest rate index swaps, are used to adjust interest rate exposures and/or as a substitute for the physical security. Total return swaps are used to receive the return of a reference asset, such as an index.

A segment of this portion of the Fund is also expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

In addition to the strategies described above, this portion of the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks.

Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Disclosure Changes to the Additional Information About Fees and Expenses section

PL Inflation Managed Fund – Effective December 31, 2014, the fourth sentence in the Operating Expense Reimbursements subsection will be deleted and replaced with the following:

The expense cap for the Funds is 0.15% through July 31, 2015 and 0.30% for the period August 1, 2015 through July 31, 2022, except for PL Floating Rate Income Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, and the PL Inflation Managed Fund. For the PL Inflation Managed Fund, the expense cap is 0.15% through December 31, 2015 and 0.30% from January 1, 2016 through July 31, 2022.

PL Inflation Managed Fund – Effective December 31, 2014, the following will be added in the Fee Waivers subsection:

PL Inflation Managed Fund: PLFA has agreed to waive 0.02% of its management fee through July 31, 2016 as long as Western Asset Management Company remains a sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

Disclosure Changes to the Additional Information About Fund Performance section

PL Inflation Managed Fund: Effective December 31, 2014, the following will be added to the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection:

PL Inflation Managed Fund: Western Asset Management Company became co-sub-adviser to the Fund on December 31, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Disclosure Changes to the About Management section

PL Small-Cap Value Fund – Effective immediately, the following is added to the table for AllianceBernstein L.P. within the PL Small-Cap Value Fund subsection:

Shri Singhvi	Director of research of AllianceBernstein’s small and mid-cap value equities in July 2014, with responsibility for overseeing coverage of companies for the small-cap and small/mid-cap value services. From 2008 until his recent promotion, Mr. Singhvi was a senior research analyst on AllianceBernstein’s small/mid-cap value team, responsible for coverage of financial and technology companies. He has 10 years of investment experience. Mr. Singhvi has a BTech from Indian Institute of Technology, Mumbai, an MS from Purdue University, and an MBA from the University of Chicago.

PL Inflation Managed Fund – Effective December 31, 2014, within the Western Asset Management Company table, before the PL Managed Bond Fund subsection, the following subsection will be added:

PL INFLATION MANAGED FUND

S. Kenneth Leech	Chief investment officer of Western Asset since 1990. Mr. Leech has over 37 years of investment experience. He has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.

Paul E. Wynn	Portfolio manager of Western Asset since 1992. Mr. Wynn has over 32 years of investment management experience. He has a BS from Keele University.

SUPPLEMENT DATED DECEMBER 2, 2014

TO THE PACIFIC LIFE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2014

This supplement revises the Pacific Life Funds Statement of Additional Information dated August 1, 2014, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect, unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective December 31, 2014, the PL Inflation Managed Fund section will be deleted and replaced with the following:

The Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, Inc. (“Fitch”), or if unrated, are of comparable quality as determined by the sub-adviser. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings.

Pacific Investment Management Company LLC (“PIMCO”) managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: bank obligations; firm commitment agreements; when-issued securities; and repurchase and reverse repurchase agreements. This portion of the Fund may invest up to 5% of its net assets in event-linked bonds, and invest up to 5% of its assets in municipal securities. This portion of the Fund may engage in short sales and short sales against the box as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, this portion of the Fund may invest up to 10% of its assets in preferred stock.

Western Asset Management Company (“Western Asset”) managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: structured notes; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; government futures; and money market futures (such as Eurodollar futures). This portion of the Fund may invest up to 10% of its assets in foreign debt (including emerging markets debt), 5% of which may be unhedged. This portion of the Fund may also engage in short sales and short sales against the box. This portion of the Fund may purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into currency exchange rate swap agreements and purchase and write credit default swaps (on individual securities and/or a basket of securities), and purchase and sell options thereon. This portion of the Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. This portion of the Fund may also engage in options on foreign currency futures in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENTS

In the Reverse Repurchase Agreements and Other Borrowings section, the first sentence of the second paragraph is deleted and replaced with the following:

A Fund may use the proceeds of a reverse repurchase agreement to purchase other securities.

ORGANIZATION AND MANAGEMENT OF THE TRUST

Effective December 31, 2014, in the Investment Advisory Fee Schedules table, footnote 7 will be added to the PL Inflation Managed Fund as follows:

[7]

PLFA has agreed to waive 0.02% of its investment advisory fee through July 31, 2016 as long as Western Asset Management Company remains a sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

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INFORMATION ABOUT THE MANAGERS

Effective October 1, 2014, in the Sub-Advisory Fee Schedules table, information regarding T. Rowe Price and the PL Short Duration Bond Fund is deleted and replaced with the following:

T. Rowe Price	PL Short Duration Bond Fund[1]	Fund under $100 million: 0.225% on first $50 million 0.175% on next $50 million

Fund at or above $100 million, but less than $250 million: 0.150% on all assets

Fund at or above $250 million, but less than $500 million: 0.125% on all assets

Fund at or above $500 million, but less than $1 billion: 0.125% on the first $500 million 0.100% on the next $500 million

Fund at or above $1 billion: 0.100% on all assets

Effective December 31, 2014, in the Sub-Advisory Fee Schedules table, the following information will be added:

Western Asset	PL Inflation Managed Fund[4,5]	0.125% on first $100 million 0.075% on next $100 million 0.050% on next $800 million 0.040% on next $1 billion 0.030% on excess

[5]

When determining the breakpoint rates, the combined average daily net assets of the portion of the Fund managed by a sub-adviser are aggregated with the portion of the applicable fund in Pacific Select Fund managed by that same sub-adviser.

In addition, effective December 31, 2014, footnote 1 to the Sub-Advisory Fee Schedules table will be deleted with respect to the PL Managed Bond Fund and the PL Inflation Managed Fund for PIMCO, and will be replaced with footnote 5. Footnote 5 will also be added to the PL Managed Bond Fund for Western Asset.

In the Compensation Structures and Methods section, the last paragraph of the Western Asset subsection is deleted and replaced with the following:

For the PL Managed Bond Fund, the benchmark for compensation purposes is the Barclays Capital U.S. Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds.

In addition, effective December 31, 2014, the following will be added at the end of the last paragraph of the Western Asset subsection:

For the PL Inflation Managed Fund, the benchmark for compensation purposes is the Barclays US TIPS Index and the peer group is the Lipper Treasury Inflation Protected Securities.

2

In the Other Accounts Managed section, the information below regarding Shri Singhvi is added to AllianceBernstein. Effective December 31, 2014, under Western Asset, information regarding Paul E. Wynn will be added and information regarding S. Kenneth Leech will be deleted and replaced as follows:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AllianceBernstein
Shri Singhvi[2]
Registered Investment Companies	24	$4,610,018,460	None	N/A
Other Pooled Investment Vehicles	35	$391,309,489	None	N/A
Other Accounts	36	$1,345,646,225	None	N/A
Western Asset
S. Kenneth Leech[2]
Registered Investment Companies	109	$208,811,159,657	None	N/A
Other Pooled Investment Vehicles	243	$88,539,740,565	9	$2,108,855,011
Other Accounts	673	$173,906,315,670	56	$17,790,877,660
Paul E. Wynn[2]
Registered Investment Companies	5	$3,005,541,605	None	N/A
Other Pooled Investment Vehicles	6	$812,346,073	None	N/A
Other Accounts	24	$5,294,872,358	3	$182,401,430

2 Other Accounts Managed information as of September 30, 2014.

In the Material Conflicts of Interest section, the last paragraph of the Western Asset subsection is deleted and replaced with the following:

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

DISTRIBUTION OF TRUST SHARES

The following is added as the last paragraph of the Purchases, Redemptions and Exchanges section:

If you are investing indirectly in the Funds through an Intermediary such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator, or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Funds for trading on behalf of its customers, different guidelines, conditions, and restrictions may apply than if you held your shares of the Funds directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares; (ii) different standards to effect transactions by telephone; (iii) inability to offer certain privileges, such as a Letter of Intent, preauthorized investment programs, systematic withdrawal plan, etc.; or (iv) inability to link accounts held through different Intermediaries for rights of accumulation. The Intermediary through which you are investing may also charge transaction or other fees, including service fees, for maintaining your account. Consult with your Intermediary to determine what fees, guidelines, conditions, limitations and/or restrictions, including any of the foregoing, are applicable to you.

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